Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of August 31, 2017, (the “Effective Date”) is by and among NCS Multistage Holdings, Inc., a Delaware corporation (the “Parent”), Pioneer Intermediate, Inc., a Delaware corporation (the “Intermediate Parent”), Pioneer Investment, Inc., a Delaware corporation (the “US Borrower”), NCS Multistage Inc., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada (the “Canadian Borrower” and together with the US Borrower, the “Borrowers”), the subsidiaries of the US Borrower party hereto (together with the Parent and the Intermediate Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, Wells Fargo Bank, National Association, as US administrative agent (in such capacity, the “US Administrative Agent”) for the Lenders, Swing Line Lender, and Issuing Lender, Wells Fargo Bank, National Association, Canadian Branch, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”) for the Lenders, and each other Person party hereto.

RECITALS

A.       The Parent, Intermediate Parent, the Borrowers, the US Administrative Agent, the Canadian Administrative Agent, the Swing Line Lender, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of May 4, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.       The US Credit Parties wish to make an acquisition of all of the Equity Interests of Spectrum Tracer Services, LLC and its subsidiaries (such transaction, the “Spectrum Acquisition”) pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, US Borrower, Spartan Merger Sub, LLC, a Delaware limited liability company, Spectrum Tracer Services, LLC, an Oklahoma limited liability company and STSR LLC, as Representative (as defined therein).

C.       In connection with the Spectrum Acquisition, the Borrowers wish to increase the aggregate US Commitments by $25,000,000 to $50,000,000.

D.       The Borrowers have requested that the Lenders, the US Administrative Agent and the Canadian Administrative Agent amend the Credit Agreement as provided herein and subject to the terms and conditions set forth herein.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.       Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.       Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.       Amendments to Credit Agreement.

(a)       Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order therein:

“First Amendment Effective Date” means August 31, 2017”

“Spectrum Acquisition” means the transactions resulting in the Acquisition of Spectrum Tracer Services, LLC, an Oklahoma limited liability company, by the US Borrower pursuant to a merger of Spartan Merger Sub, LLC, a Delaware limited liability company and wholly-owned Domestic Subsidiary of the US Borrower, with, and in to, Spectrum Tracer Services, LLC with Spectrum Tracer Services, LLC surviving, for Total Consideration of not more than $82,091,671.61.

“Spectrum Acquisition Documents” means that certain Agreement and Plan of Merger, dated as of the First Amendment Effective Date, by and among Parent, US Borrower, Spartan Merger Sub, LLC, a Delaware limited liability company, Spectrum Tracer Services, LLC, an Oklahoma limited liability company, and STSR LLC, as Representative (as defined therein), all material related bills of sale, assignments, agreements, instruments and other documents executed and delivered in connection with the Spectrum Acquisition.

“Target” means Spectrum Tracer Services, LLC, an Oklahoma limited liability company,  and its subsidiaries.

(b)       The definition of “US Commitment” is hereby amended by inserting the following sentence at the end of such definition:

“The aggregate amount of all US Commitments on and as of the First Amendment Effective Date is $50,000,000.00.”

(c)       Section 6.4 (Acquisitions) of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (d) thereof, (ii) add the word “and” at the end of clause (e) thereof, and (iii) insert a new clause (f) therein as set forth below:

(f)       the Spectrum Acquisition pursuant to the Spectrum Acquisition Documents;

(d)       Section 6.4 (Acquisitions) of the Credit Agreement is hereby further amended by amending the proviso therein by replacing the lead-in phrase “…provided, that, in the case of each of (a) and (e) above,…” with the lead-in phrase “…provided, that, in the case of each of (a), (e) and (f) above,…”.

(e)       Schedule II of the Credit Agreement is hereby replaced in its entirety with the Schedule II attached as Exhibit A hereto.

Section 4.       Representations and Warranties.  Each Credit Party hereby represents and warrants that:

(a)       after giving effect to this Agreement, the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the Effective Date, except that any representation and warranty which by its terms is made as of a specified date in which case such representation and warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such specified date;

(b)       before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(c)       the execution, delivery and performance of this Agreement by such Credit Party are within its corporate or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable;

(d)       this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws at the time in effect affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(e)       there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;

(f)       as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Credit Document; and

(g)       as of the Effective Date, (i) Part A of Schedule  1 hereto sets forth the type of organization and jurisdiction of incorporation or formation of each entity acquired in connection with the Spectrum Acquisition, and (ii) Part B of Schedule 1 hereto sets forth each Subsidiary of the Parent (including any such Subsidiary acquired or formed in connection with the Spectrum Acquisition).

Section 5.       Conditions to Effectiveness.    This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a)       The Administrative Agents shall have received this Agreement executed by duly authorized officers of the Parent, the Borrowers, the Guarantors, the Administrative Agents, and all the Lenders;

(b)       The Administrative Agents shall have received evidence satisfactory to them that the Spectrum Acquisition (as defined in the Credit Agreement after giving effect to Section 3(a) above) has been consummated in accordance with the terms of the Spectrum Acquisition Documents (as defined in the Credit Agreement after giving effect to Section 3(a) above) and the US Administrative Agent shall have received true and correct copies of the Spectrum Acquisition Documents certified as such by a Responsible Officer of the US Borrower;

(c)       The US Administrative Agent shall have received a pro forma Compliance Certificate after giving pro forma effect to the Spectrum Acquisition executed by a Responsible Officer of the US Borrower and reflecting (i) pro forma compliance with the financial covenants in Section 6.16 of the Credit Agreement as of the fiscal quarter ended June 30, 2017, and (ii) the pro forma Leverage Ratio as of the fiscal quarter ended June 30, 2017, which ratio must not exceed 0.50 to 1.00 less than the covenant level required under Section 6.16(a) of the Credit Agreement for the fiscal quarter ended June 30, 2017;

(d)       The US Administrative Agent shall have received evidence satisfactory to it that both before and after giving effect to the Spectrum Acquisition, Liquidity is greater than $10,000,000;

(e)       The Administrative Agents shall have received duly executed customary payoff letters, in form and substance reasonably satisfactory to Administrative Agents, with respect to all Debt of any entity to be acquired or created in connection with the Spectrum Acquisition or to be assumed by the US Borrower or any of its Subsidiaries in connection with the Spectrum Acquisition that is not permitted under the Credit Agreement, together with all UCC-3 termination statements, lien releases, Account Control Agreement terminations, and other documentation evidencing the release of liens related to such Debt reasonably requested by US Administrative Agent;

(f)        The US Administrative Agent shall have received a joinder and supplement to the Guaranty executed by each Domestic Subsidiary to be acquired or created in connection with the Spectrum Acquisition;

(g)       The US Administrative Agent shall have received a joinder and supplement to the US Security Agreement executed by each Domestic Subsidiary to be acquired or created in connection with the Spectrum Acquisition, UCC-1 financing statements, and any other documents, agreements or instruments necessary to create and perfect an Acceptable Security Interest in the Collateral as described in the US Security Agreement, as so supplemented (other than such stock certificates, stock powers executed in blank and Account Control Agreements to be delivered after the Effective Date pursuant to Section 6(f) and Section 6(g), as applicable, below);

(h)       The US Administrative Agent shall have received a secretary’s certificate or officer’s certificate from each Domestic Subsidiary to be acquired or created in connection with the Spectrum Acquisition certifying such entity’s (i) Responsible Officer’s incumbency, (ii) authorizing resolutions, (iii) organizational documents, and (iv) certificates of good standing and existence in such entity’s jurisdiction of formation dated a date not earlier than 30 days prior to date of delivery or otherwise in effect on the date of delivery;

(i)       The Canadian Administrative Agent shall have received a joinder and supplement to the Guaranty executed by each Canadian Subsidiary to be acquired or created in connection with the Spectrum Acquisition and executed by the Canadian Borrower as a Guarantor;

(j)       The Canadian Administrative Agent shall have received a joinder and supplement to the Canadian Security Agreement executed by each Canadian Subsidiary to be acquired or created in connection with the Spectrum Acquisition, together with stock certificates, stock powers executed in blank, PPSA Filings, in each case, as applicable, and any other documents, agreements or instruments necessary to create and perfect an Acceptable Security Interest in the Collateral as described in the Canadian Security Agreement, as so supplemented;

(k)       The Canadian Administrative Agent shall have received a secretary’s certificate or officer’s certificate from each Canadian Subsidiary to be acquired or created in connection with the Spectrum Acquisition certifying such entity’s (i) Responsible Officer’s incumbency, (ii) authorizing resolutions, (iii) organizational documents, and (iv) certificates of good standing and existence in such entity’s province of formation dated a date not earlier than 30 days prior to date of delivery or otherwise in effect on the date of delivery;

(l)       The US Administrative Agent shall have receive all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act that has been reasonably requested by the US Administrative Agent in writing at least 5 Business Days in advance of the Effective Date;

(m)      The US Administrative Agent shall have received a certificate of an authorized officer of the US Borrower certifying (i) resolutions of the Board of Directors of the US Borrower authorizing the increase in US Commitments effected hereby, (ii) that both before and after giving effect to the increase in the US Commitments effected hereby, no Default has occurred and is continuing, (iii) that all representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representation or warranty relates to an earlier date which remains true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), and (iv) that the Parent is in pro forma compliance with the covenants in Section 6.16, after giving pro forma effect to the making of any Advances in connection with the increase in the US Commitment effected hereby;

(n)       The US Administrative Agent shall have received a legal opinion of Weil, Gotshal & Manges LLP, as outside US special counsel to the Credit Parties, in form and substance satisfactory to the US Administrative Agent with respect to the transactions contemplated hereby;

(o)       The US Administrative Agent shall have received a legal opinion of Johnson & Jones, P.C., as outside Oklahoma counsel to the Credit Parties, in form and substance satisfactory to the US Administrative Agent with respect to the transactions contemplated hereby;

(p)       The Canadian Administrative Agent shall have received a legal opinion of MLT Aikins LLP, as British Columbian outside counsel to the Credit Parties, in form and substance satisfactory to the Canadian Administrative Agent with respect to the transactions contemplated hereby; and

(q)       The Borrower shall have paid (i) all fees and expenses of the Administrative Agents’ outside legal counsel pursuant to all invoices presented for payment at least one Business Day prior to the Effective Date, and (ii) all fees agreed to in the Fee Letter, dated on or about the date hereof, executed by duly authorized officers of the Parent, the Intermediate Parent, the Borrowers and the Wells Fargo Parties.

Section 6.       Acknowledgments and Agreements.

(a)       Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)       Each Credit Party, the US Administrative Agent, the Canadian Administrative Agent, the Issuing Lender, the Swing Line Lender and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), and acknowledges and agrees that the Amended Credit Agreement is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Amended Credit Agreement, the Guaranty, and the other Credit Documents, are not impaired in any respect by this Agreement.

(c)       Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the US Administrative Agent, the Canadian Administrative Agent, or any Lender with respect to the Credit Documents, or (iv) the rights of the US Administrative Agent, the Canadian Administrative Agent, any Issuing Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Credit Documents.

(d)       From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents, as amended by this Agreement.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

(e)       The increase in the US Commitments pursuant to this Agreement shall not be considered a Commitment Increase under Section 2.17 of the Credit Agreement, the aggregate amount of Commitment Increases available to the Borrowers after giving effect to this Agreement is $50,0000,000, and the Borrowers may, at a later date, exercise a Commitment Increase subject to the terms and conditions of Section 2.17 of the Credit Agreement.

(f)       Within five Business Days after the Effective Date (or such longer period as the US Administrative Agent shall agree in its sole discretion), the US Credit Parties shall deliver to the US Administrative Agent all necessary stock certificates and stock powers executed in blank for each Domestic Subsidiary acquired or created in connection with the Spectrum Acquisition.

(g)       Within 60 days after the Effective Date (or such longer period as the US Administrative Agent shall agree in its sole discretion), the US Credit Parties shall deliver to the US Administrative Agent (i) Account Control Agreements in respect of all deposit accounts of each Domestic Subsidiary acquired or created in connection with the Spectrum Acquisition that are not held with the US Administrative Agent, and (ii) Account Control Agreements in respect of all securities accounts and commodities accounts of each Domestic Subsidiary acquired or created in connection with the Spectrum Acquisition, in each case, subject to the proviso of Section 5.7 of the Credit Agreement.

Section 7.       Reaffirmation of Security Documents.  Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8.       Reaffirmation of the Guaranty.  Each US Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the US Guaranteed Obligations (as defined in the Guaranty), as such US Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such US Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9.       Counterparts.  This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.       Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 12.       Governing Law.  This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 13.       Entire Agreement. This Agreement, the AMENDED CREDIT AGREEMENT and the other CREDIT Documents REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN.  ADDITIONALLY, This Agreement, the Credit Agreement as amended by this Agreement, and the other CREDIT Documents MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

       THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

       IN EXECUTING THIS AGREEMENT, EACH PARTY HERETO HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

US BORROWER:.

PIONEER INVESTMENT, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

CANADIAN BORROWER:

NCS MULTISTAGE INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

PARENT:

NCS MULTISTAGE HOLDINGS, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

INTERMEDIATE PARENT:.

PIONEER INTERMEDIATE, INC.

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Accounting Officer

OTHER GUARANTORS:.

SPARTAN MERGER SUB, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

PIONEER NCS ENERGY HOLDCO, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

NCS MULTISTAGE, LLC

By:	/s/ Wade Bitter
Name:	Wade Bitter
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

ADMINISTRATIVE AGENTS/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as US Administrative Agent, the Issuing Lender, Swing Line Lender, and a US Facility Lender

By:	/s/ Timothy P. Gebauer
Name:	Timothy P. Gebauer
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, CANADIAN BRANCH as Canadian Administrative Agent and a Canadian Facility Lender

By:	/s/ Dennis Dasilva
Name:	Dennis Dasilva
Title:	Vice President

By:	/s/ Lindy Couillard
Name:	Lindy Couillard
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

JPMORGAN CHASE BANK, N.A., as a US Facility Lender

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Authorized Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Facility Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

HSBC BANK CANADA, as a US Facility Lender

By:	/s/ John Cherian
Name:	John Cherian
Title:	Assistant Vice President – Energy Financing

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President – Energy Financing

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

HSBC BANK CANADA, as a Canadian Facility Lender

By:	/s/ John Cherian
Name:	John Cherian
Title:	Assistant Vice President – Energy Financing

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President – Energy Financing

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

(Pioneer Investment, Inc.)

EXHIBIT A

SCHEDULE II

Commitments

Lender	US Commitment	Canadian Commitment
Wells Fargo Bank, National Association	$20,000,000.00	$0.00
Wells Fargo Bank, National Association, Canadian Branch	$0.00	$10,000,000.00
JPMorgan Chase Bank, N.A.	$15,000,000.00	$0.00
JPMorgan Chase Bank, N.A., Toronto Branch	$0.00	$7,500,000.00
HSBC Bank Canada	$15,000,000.00	$7,500,000.00
Total:	$50,000,000.00	$25,000,000.00

Schedule I

(Pioneer Investment, Inc.)

SCHEDULE I

Part A- New Subsidiaries Organizational Information

Entity Name	Type of Entity	Jurisdiction of Organization
Spectrum Tracer Services, LLC	limited liability company	Oklahoma
STS Logistics and Analytics LLC	limited liability company	Oklahoma
STS Holdings Inc.	corporation	Nevada
STS Tracer Services Ltd.	corporation	British Columbia

Part B - Subsidiaries of Parent

Pioneer Intermediate, Inc.

Pioneer Investment, Inc.

Pioneer NCS Energy Holdco, LLC

NCS Multistage, LLC

NCS International, LLC

NCS International 2, LLC

NCS Argentina, SRL

NCS Multistage Inc.

Spartan Merger Sub, LLC (prior to giving effect to the merger of Spartan Merger Sub, LLC and Spectrum Tracer Services, LLC)

Spectrum Tracer Services, LLC (after giving effect to the merger of Spartan Merger Sub, LLC into Spectrum Tracer Services, LLC)

STS Holdings Inc.

STS Tracer Services Ltd.

STS Logistics and Analytics LLC

Schedule I

(Pioneer Investment, Inc.)